ALPHACORE STATISTICAL ARBITRAGE FUND

Institutional Class Shares	STAKX
Class N Shares	STTKX

(a series of Northern Lights Fund Trust (the “Trust”))

Supplement dated November 16, 2018 (effective at the close of business) to the Prospectus dated July 30, 2018

On November 8, 2018, the Fund filed a supplement to its registration statement indicating that the Fund would be liquidated on November 29, 2018 (the “Liquidation Supplement”). Following the filing of the Liquidation Supplement, the Fund’s Adviser was able to identify an alternative approach for the implementation of the Fund’s market neutral strategy that would allow the Fund to continue operations. At the Adviser’s request, the Trust’s Board of Trustees evaluated the Adviser’s request and determined that the Fund should not be liquidated as scheduled.

Accordingly, the Fund will not be liquidated as previously indicated in the supplement dated November 8, 2018.

The Board of Trustees will fully evaluate the proposed changes to the Fund’s strategy at a meeting of the Board on December 12, 2018. If approved by the Board, the Fund’s Adviser will implement the Fund’s new approach to executing the Fund’s market neutral strategy as soon as possible. Until the Fund’s new strategy approach is implemented, the Fund will not have any exposure to its market neutral strategy and will be solely invested in cash, cash equivalents, and short-term investment grade fixed income securities. Therefore, the Fund will not be pursuing its investment objective and will not participate in any market gains. The Fund’s Adviser has agreed to waive its investment advisory fee, and pay all Fund expenses for the period that the Fund is solely invested in cash, cash equivalents, and short-term investment grade fixed income securities.

Shareholders will be notified when the Fund has implemented its new market neutral approach.

As always, shareholders who choose not to remain invested in the Fund may redeem their shares on any day that the Fund is open for business in accordance with the “How to Redeem Shares” section in the Prospectus.

If you have any questions, please call the Fund at 1-855-447-2532.

This Supplement and the existing Prospectus dated July 30, 2018, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated July 30, 2018, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-855-447-2532.